Exhibit 99.1

                                Amendment to the
                          Modified Operating Agreement
                                     Between
            Direct Merchants Credit Card Bank, N.A., Phoenix, Arizona
                                       and
                  The Office of the Comptroller of the Currency
                             Dated December 11, 2003


                                    ARTICLE V

                                     CAPITAL

Paragraph (1), first sentence, is hereby amended as follows:

         The Bank shall maintain an amount of minimum Tier 1 capital, as defined in the instructions for the Consolidated Reports of Condition and Income, of one hundred million dollars ($100 million).

Paragraph (2), first sentence, is hereby amended as follows:

         If the Bank's Tier 1 capital falls below one hundred million dollars ($100 million) pursuant to paragraph (1) of this Article and the OCC has not provided supervisory non-objection to this lower level, the Bank shall immediately notify the OCC and make written demand upon Metris for contribution of capital, in accordance with the terms of the CALMA.


All other provision of the Modified Operating Agreement remain in full force and effect.


/s/Ronald G. Schneck                                4/6/05
Ronald G. Schneck                                   Date
Director for Special Supervision


Concurrence by the Members of the Board of Directors:

By signing below, the Board of Directors of Direct Merchants Credit Card Bank, N.A., Phoenix, Arizona, hereby agrees to be bound by the terms of the foregoing, including, but not limited to, all provisions regarding the conditions for the extensions granted by the OCC, amendments to Article V of the Modified Operating Agreement, and the enforceability of the conditions under 12 U.S.C. ss. 1818.

IN TESTIMONY WHEREOF, the undersigned, as the duly elected Board of Directors of Direct Merchants Credit Card Bank, N.A., Phoenix, Arizona, have hereunto set their hands on behalf of the Bank.


/s/David Booth                              4/7/05
David Booth, Director                       Date


/s/Melvin L. Burstein                       4/7/05
Melvin L. Burstein, Director                Date


/s/Donald M. Combs                          4/7/05
Donald M. Combs, Director                   Date


/s/Richard G. Evans                         4/7/05
Richard G. Evans, Director                  Date


/s/Roy A. Herberger                         4/7/05
Roy A. Herberger, Director                  Date


/s/Matthew S. Melius                        4/7/05
Matthew S. Melius, Director                 Date


/s/Randie A. Stein                          4/7/05
Randie A. Stein, Director                   Date


/s/David D. Wesselink                       4/7/05
David D. Wesselink, Director                Date


Concurrence by the Members of the Board of Directors:

By signing below, the Board of Directors of Metris Companies Inc. hereby agrees to be bound by the terms of the foregoing, including, but not limited to, all provisions regarding the conditions for the extensions granted by the OCC, amendments to Article V of the Modified Operating Agreement, and the enforceability of the conditions under 12 U.S.C. ss. 1818.

IN TESTIMONY WHEREOF, the undersigned, as the duly elected Board of Directors of Metris Companies Inc., have hereunto set their hands on behalf of Metris Companies Inc.


/s/C. Hunter Boll                           4/7/05
C. Hunter Boll, Director                    Date


/s/ Leo R. Breitman                         4/7/05
Leo R. Breitman, Director                   Date


/s/John A. Cleary                           4/7/05
John A. Cleary, Director                    Date


/s/Thomas M. Hagerty                        4/7/05
Thomas M. Hagerty, Director                 Date


/s/David V. Harkins                         4/7/05
David V. Harkins, Director                  Date


/s/Jerome J. Jenko                          4/7/05
Jerome J. Jenko, Director                   Date


/s/Thomas H. Lee                            4/7/05
Thomas H. Lee, Director                     Date


/s/Donald J. Sanders                        4/6/05
Donald J. Sanders, Director                 Date


/s/Edward B. Speno                          4/7/05
Edward B. Speno, Director                   Date


/s/Frank D. Trestman                        4/7/05
Frank D. Trestman, Director                 Date


/s/David D. Wesselink                       4/7/05
David D. Wesselink, Chairman                Date